UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2024

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Omega Therapeutics, Inc.

(Exact Name of Registrant as specified in its charter)

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Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 28, 2024, Omega Therapeutics, Inc. (the “Company”) and Yan Moore, M.D., the Company’s Chief Medical Officer, agreed to terminate his employment effective as of May 31, 2024. In connection with the termination, Dr. Moore entered into a separation agreement with the Company containing a release of claims that provides for the severance payments and benefits set forth in his employment agreement with the Company. The Company expects seamless continuation of its Phase 1/2 clinical trial for OTX-2002 for the treatment of hepatocellular carcinoma, and has initiated a search for his successor.

Item 7.01. Regulation FD Disclosure.

On May 28, 2024, the Company appointed Kaan Certel, Ph.D. as its Chief Business Officer, effective May 28, 2024. Dr. Certel has more than 20 years of biopharmaceutical industry and academic experience and will be responsible for global business development activities including strategic partnerships.

Forward-Looking Statements Disclaimer

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the seamless continuation of the Company’s Phase 1/2 clinical trial for OTX-2002 and Dr. Certel’s anticipated role at the Company. These forward-looking statements are based on the Company’s management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the important factors discussed under the caption “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and the Company’s other filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2024	Omega Therapeutics, Inc.

	By:	/s/ Mahesh Karande
Mahesh Karande
President and Chief Executive Officer